Exhibit 99.1

Accel Entertainment Announces Expansion into Montana and Nevada

Enters Agreement to Acquire Century Gaming Technologies for $140 Million

CHICAGO and LAS VEGAS, March 2, 2021 – Accel Entertainment, Inc. (NYSE: ACEL) (“Accel”), a leading distributed gaming operator in the U.S., today announced further expansion into new geographical markets by entering into an agreement to acquire Century Gaming, Inc. (“Century”), one of the leading distributed gaming operators in the Western United States, in a cash and stock transaction valued at $140 million. Each company’s Board of Directors unanimously approved the transaction which is expected to close by the end of 2021, subject to the satisfaction of customary closing conditions, including regulatory approvals from applicable gaming authorities. The transaction is expected to be funded through a combination of Accel’s cash on hand, borrowing under its existing credit facility and Accel stock.

With over 60 years of experience, Century is Montana’s largest gaming operator and a leader in the Nevada gaming market. Serving over 900 locations including bars and taverns, convenience store groups and small casinos in both markets, Century is also known for its popular “Gamblers Bonus” player rewards platform and “i-Rewards” customer relationship management system.

Highlights of the transaction include:

•	A business that is expected to generate approximately $220 million of revenue in 2021;

•	Expansion of Accel’s operations into the Western United States, adding more than 900 licensed establishments and more than 8,500 gaming terminals across Montana and Nevada;

•	Addition of new technology to Accel’s portfolio including:

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Grand Vision Gaming (“GVG”), a leading video gaming technology designer and manufacturer with an established installed game base in Montana, South Dakota, Louisiana and West Virginia. GVG is Century’s game software provider for its “Power Vision” proprietary video gaming terminals in Nevada.

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Technology underlying “Gamblers Bonus” and “i-Rewards” programs in Nevada and Montana, respectively. These are expected to allow Accel access to a broad range of front facing player reward products for potential usage in other US markets as the opportunity arises.

“We are thrilled to welcome Steve Arntzen and the Century team to the Accel family and look forward to leveraging this compelling transaction that will provide significant and attractive growth opportunities for both companies,” said Accel CEO Andy Rubenstein. “We are constantly seeking innovative opportunities to broaden our reach and expand our operations into new markets. As we continue to scale our presence across the United States, Steve and his leadership team at Century make for an ideal partner in the Western U.S.”

Steve Arntzen, CEO of Century commented, “We are excited to join the Accel team. With Accel, we will be exceptionally positioned to expand our operations while continuing to lead the industry in cutting-edge emerging gaming technologies that support both our operators and their players. We look forward to working with Accel to grow our business in our home states of Nevada and Montana and to deepen our partnership in the years to come.”

Houlihan Lokey served as the exclusive financial advisor to Century.

About Accel

Accel is a leading distributed gaming operator in the United States on an Adjusted EBITDA basis, and a preferred partner for local business owners in the Illinois market. Accel’s business consists of the installation, maintenance and operation of VGTs, redemption devices that disburse winnings and contain ATM functionality, and other amusement devices in authorized non-casino locations such as restaurants, bars, taverns, convenience stores, liquor stores, truck stops, and grocery stores.

About Century Gaming

Century has a 60-plus year history in distributed gaming, and currently services nearly 900 licensed customers in Montana and Nevada, including many leading bars/taverns and small casinos, truck stops and convenience store operators. Through the installation state of the art technologies, Century continues to lead the way in player-centric gaming innovation.

Cautionary Note Regarding Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the

Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “will,” “believe,” “estimate,” “expect,” “intend,” “target,” “plan,” “outlook,” “addition,” “look forward, “seek,” “continue” and similar expressions and negatives thereof, as they relate to us, our management team, Century or the contemplated transaction or its anticipated effects or benefits, are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Such forward-looking statements are based on current reasonable expectations and beliefs of management, as well as assumptions made by, and information currently available to, Accel’s management regarding Century, the contemplated transaction or its anticipated effects or benefits. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results performance and achievements, or industry results, to differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Accel’s filings with the Securities and Exchange Commission (“SEC”).

Anticipated effects or benefits from the contemplated transaction may not ultimately occur, including expected revenues; effective integration of Century’s operations, establishments and terminals with our own; integration of new technology to our own portfolio; and, integration of player rewards programs into our own system or expansion of those rewards programs in other US markets. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to the existing and potential future adverse impact of the COVID-19 pandemic on Century’s business, operations and financial condition, including as a result of any suspension of gaming operations in Nevada or Montana; our ability to expand effectively into Nevada and Montana; our ability to manage growth effectively; our ability to offer new and innovative products and services that fulfill the needs of Century’s establishment partners and create strong and sustained player appeal; Century’s dependence on relationships with key manufacturers, developers and third parties; the negative impact on Century’s future results of operations by the slow growth in demand for gaming terminals and by slow growth of gaming in Nevada and Montana;

Century’s heavy dependency on its ability to win, maintain and renew contracts with licensed establishment partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s or Century’s business, results of operations, cash flows and financial conditions and other risks and uncertainties.

Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Accel. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results or benefits expressed in this press releases or company statements will not be realized. In addition, the inclusion of any statement in this press release does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements.

Media Contact:

Eric Bonach

Abernathy MacGregor

212-371-5999

ejb@abmac.com